==============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                   OF 1934

        Date of Report (Date of earliest event reported): June 14, 2006

                  FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


       Maryland                   000-50728                    52-1627106
 -----------------------          -----------           ---------------------
 (State of Incorporation)    (Commission File No.)          (IRS Employer
                                                          Identification No.)

                          c/o Steben & Company, Inc.
                         2099 Gaither Road, Suite 200
                           Rockville, Maryland 20850
                           -------------------------
               (Address of Principal Executive Office)(zip code)

                                (240) 631-9808
              Registrant's telephone number, including area code:

                           -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective at the close of business on June 13, 2006, Pierre McDonnaugh, is no longer Chief Compliance Officer and director of Steben & Company, Inc.

On June 14, 2006, Brian Hull was appointed as acting Chief Compliance Officer, and Michael Bulley (age 48) was re-appointed Secretary of the Board of Directors of Steben & Company, Inc. and also serves as Vice President, Research and Risk Management, effective immediately.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Futures Portfolio Fund, Limited Partnership
                                    By: Steben & Company, Inc.
                                    General Partner

Date:  June 16, 2006                By:

                                    /s/ Kenneth E. Steben
                                        ---------------------------------------
                                         Kenneth E. Steben
                                         President of the General Partner